SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. |_|)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate Box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                             The Wilber Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                             The Wilber Corporation

March 26, 2004

Dear Wilber Stockholder:

You are cordially invited to attend the Annual Meeting of Shareholders of The Wilber Corporation to be held on Saturday, April 24, 2004 at 10:30 a.m., notice of which is enclosed. The meeting will be held at the National Soccer Hall of Fame, 18 Stadium Circle, Oneonta, New York. The Board of Directors has unanimously recommended that shareholders vote "FOR" the director nominees and two other proposals.

The Wilber Corporation is now registered with the Securities and Exchange Commission (SEC) and listed with the American Stock Exchange(R) (Amex(R)) under the symbol GIW. The expanded proxy statement is a requirement of the regulations we must now act under. The combination of the four-for-one stock split last Fall and listing with a national exchange has resulted in a higher trading volume (liquidity) and a greater appreciation by investors of just how well-managed your institution remains in a very difficult interest rate environment. The downside is the high cost of compliance with the many requirements of the SEC, Amex and the relatively new Sarbanes-Oxley Act.

By the time of our Annual Meeting we should be converted to our new computer operations system. The customer will not be affected by the conversion, but the new system should allow the bank to operate more efficiently as it continues to grow and expand into new areas. The delay in conversion is a direct result of our management team insisting that the bank have nothing less than the best.

Even if you expect to be present at the Annual Meeting, please mark, date, and sign the enclosed Proxy and return it promptly.

We appreciate your continued support of The Wilber Corporation and its subsidiary, Wilber National Bank.

                                                       Sincerely,


                                                       /s/ Brian R. Wright

                                                       Brian R. Wright
                                                       Chairman of the Board

                             THE WILBER CORPORATION
                                 245 Main Street
                             Oneonta, New York 13820

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 24, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Wilber Corporation (the "Company") will be held as follows:

                    Place:   National Soccer Hall of Fame
                             18 Stadium Circle
                             Oneonta, New York 13820

                    Date:    Saturday, April 24, 2004

                    Time:    10:30 a.m.

The Annual Meeting will be held for the following purposes:

                  1.    To fix the number of directors of the Company at six
                        (6);

                  2. To elect six (6) members to the Company's Board of Directors, each to serve for a one year term, and

                  3. To ratify the appointment of KPMG LLP, as our independent auditors for the fiscal year ending December 31, 2004

Only shareholders of record at the close of business on March 12, 2004 are entitled to notice of, and to vote at, the Annual Meeting.

It is important that your shares are represented at the meeting. Accordingly, please sign, date and mail the enclosed proxy in the enclosed postage-paid envelope, whether or not you plan to attend the meeting. If you do attend the Annual Meeting, you may revoke your proxy and vote your shares in person.


                                              By Order of the Board of Directors


                                              /s/ Joseph E. Sutaris

                                              Joseph E. Sutaris
                                              Secretary

Oneonta, New York
March 26, 2004

                             THE WILBER CORPORATION
                                 245 Main Street
                             Oneonta, New York 13820
                                 (607) 432-1700

                                   -----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2004

                             Solicitation of Proxies

          This Proxy Statement is being furnished to shareholders of The Wilber Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the Annual Meeting of Shareholders. The meeting will be held on Saturday, April 24, 2004 at the National Soccer Hall of Fame located at 18 Stadium Circle, Oneonta, New York beginning at 10:30 a.m. (local time), and any adjournments thereof.

      At the meeting, we will ask shareholders to: (i) fix the number of directors of the Company at six (6); (ii) elect six members to our Board of Directors, each to serve for a one year term; and (iii) ratify the appointment of KPMG LLP, as our independent auditors for the fiscal year ending December 31, 2004.

      The Board of Directors is soliciting your proxy to vote at the meeting and at any adjournments of the meeting. Please complete the enclosed proxy sheet and return it in the enclosed return envelope as soon as possible. Each of our shareholders has one vote for each share of common stock owned. In the election of directors, each shareholder is entitled to cumulative voting, which means that each shareholder has votes equal to the number of votes the shareholder would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The shareholder may cast all of such votes for a single director or may distribute them among the directors standing for election, as the shareholder sees fit. For example, a shareholder who owns 100 shares on the record date will hold 600 votes when six directors are to be elected. The shareholder may: (i) place 100 votes for each of the nominated directors; (ii) place 600 votes for one of the nominated directors; (iii) place 400 votes for one director and 200 votes for another director; or (iv) any other combination, so long as the total votes do not exceed 600.

      Please read this Proxy Statement carefully before you decide how to vote. We encourage you to return the proxy sheet even if you plan to attend the meeting. This will save us the additional expense in soliciting proxies and will ensure that your vote is counted. You may still vote in person at the meeting even if you return the proxy sheet.

      Shareholders of record on March 12, 2004 are entitled to receive notice of the meeting and are entitled to vote at the meeting, or at an adjournment of the meeting. This is known as the "Record Date." As of the Record Date, there were 11,209,392 shares of the Company's common stock, par value $.01 per share, issued and outstanding.

      In this Proxy Statement, the terms "we," "our," "us," or similar terms refer to the Company. References in this Proxy Statement to the "Bank" refer to Wilber National Bank, our wholly owned subsidiary.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT SIX (6); "FOR" THE DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

      This Proxy Statement and accompanying Notice of Annual Meeting are first being mailed to shareholders on or about March 26, 2004.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. WE HAVE ENCLOSED A SELF-ADDRESSED ENVELOPE WHICH YOU CAN USE TO RETURN YOUR PROXY SHEET. NO POSTAGE IS REQUIRED IF YOU MAIL THE ENVELOPE IN THE UNITED STATES.

                       Voting and Revocability of Proxies

      If you sign and return a proxy sheet in the form that the Board of Directors is soliciting so we receive it before the polls close at the meeting, your votes will be cast as you have marked on the proxy sheet, unless you revoke your proxy before the polls close. If you properly sign and return your proxy sheet but you do not mark on it how you want to vote on any matter, then the Board of Directors, as your proxy, will vote your shares in favor of fixing the number of directors at six (6), the nominees for director named in this Proxy Statement and the ratification of the appointment of KPMG LLP, as the independent auditors. We do not know of any other matters that shareholders may present for a vote at the meeting. If any shareholder properly presents any other matter for a vote, including a proposal to adjourn the meeting, the Board members indicated on the proxy sheet, as the holders of your proxy, may vote on those matters based on their judgment.

      If you sign and return the enclosed proxy sheet, you may revoke it at any time before the polls are closed. If you want to revoke your proxy, you must:
(i) sign and deliver a written notice to the Secretary of the Company, at or before the meeting, dated after the date of your proxy stating that you want to revoke the proxy; (ii) sign and deliver to the Secretary of the Company, at or before the meeting, another proxy sheet relating to the same shares with a later date; or (iii) attend the meeting and vote in person. Attending the meeting does not automatically revoke a proxy unless you also take one of the three actions described in the prior sentence. Any written notice revoking a proxy must be delivered to Joseph E. Sutaris, Secretary, The Wilber Corporation, 245 Main Street, P.O. Box 430, Oneonta, New York 13820.

      Quorum. If 5,604,697 shares of our common stock are present in person or represented by proxy at the meeting, there will be a quorum which will allow the meeting to commence. Once a quorum is present, the meeting can continue even if some shareholders leave the meeting. If a shareholder is present in person or by proxy but abstains from voting any shares, or if a broker submits a proxy for shares but does not vote those shares, then the shares are counted as present for purposes of determining a quorum. Shareholder votes will be tabulated by the persons appointed by the Board of Directors to act as judges of election of the meeting.

      Required Vote. A plurality of the votes cast is required to elect directors. This means that the nominees for each directorship who receive the most votes will be elected. Abstentions and broker non-votes will not be counted for or against any of the nominees and will have no effect on the outcome of this proposal.

      Cumulative voting is permitted in the election of directors. Cumulative voting allows each shareholder to cast all of his or her votes (equal to the number of shares owned multiplied by the number of director nominees) for a single nominee or any two or more nominees, rather than distributing his or her total votes equally among the six nominees.

      Regarding the other two proposals before the meeting, each share is entitled to one vote. A majority vote of the shares outstanding and entitled to vote is required to approve the proposals described in this Proxy Statement and any other matter which may be presented for a vote at the meeting.

      Director Nominations by Shareholders. Our bylaws provide that, at an annual meeting, a shareholder may nominate a person for election as a director only if advance notice of intent to nominate the person and certain additional information as described in the bylaws is mailed or delivered to the Secretary of the Company. The notice must be received by the Company at least 14 but not more than 50 days before the date of the meeting (or at least 7 days in advance of the meeting if less than 21 days' notice of the meeting is given). The notification shall contain the following information to the extent known to the notifying shareholders: (i) the name and address of each proposed nominee; (ii) the age of each proposed nominee; (iii) the principal occupation of each proposed nominee; (iv) the number of shares of the Company owned by each proposed nominee; (v) the total number of shares that to the knowledge of the notifying shareholder will be voted for each proposed nominee; (vi) the name and residence address of the notifying shareholder; and (vii) the number of shares of the Company owned by the notifying shareholder.

    Important Information for Shareholders Whose Stock Is Held in Street Name

      If you hold your stock in street name, which means that your stock is held for you in a brokerage account and is not registered on our stock records in your own name, please tell your broker as soon as possible how to vote your shares to make sure that your broker votes your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or revoke a proxy for your shares unless your broker gives you that right in writing.

                      Principal Owners Of Our Common Stock

      The following table provides you with information, to the best of our knowledge, about stock ownership by directors, executive officers, and any person or group known by us to own beneficially more than 5% of our outstanding common stock. The information is as of the Record Date.

-----------------------------------------------------------------------------------------------------------------------
                                                                                  Amount and Nature
                                                                                    of Beneficial        Percentage
                             Name of Beneficial Owner                               Ownership (1)       Ownership (2)
-----------------------------------------------------------------------------------------------------------------------
The AE & AT Farone Foundation, Inc.                                                     837,120               7.47%
620 Michigan Avenue NE, Washington, DC 20064
-----------------------------------------------------------------------------------------------------------------------
Wilber National Bank (3)                                                              1,704,716              15.21%
245 Main Street, Oneonta, New York 13820
-----------------------------------------------------------------------------------------------------------------------
                         Directors and Executive Officers
-----------------------------------------------------------------------------------------------------------------------
Brian R. Wright (4)                                                                   3,433,600              30.63%
  Director and Chairman of the Company and the Bank
-----------------------------------------------------------------------------------------------------------------------
Robert W. Moyer (5)                                                                      68,644                  *
  Vice Chairman of the Company
-----------------------------------------------------------------------------------------------------------------------
Alfred S. Whittet (6)                                                                    12,000                  *
  President and CEO and Director of the Company and Bank
-----------------------------------------------------------------------------------------------------------------------
David F. Wilber, III (7)                                                                399,576               3.56%
  Director of the Company and the Bank
-----------------------------------------------------------------------------------------------------------------------
James F. VanDeusen (8)                                                                   25,000                  *
  Director of the Company and Bank
-----------------------------------------------------------------------------------------------------------------------
Philip J. Devine (9)                                                                     88,520                  *
  Director of the Company and Bank
-----------------------------------------------------------------------------------------------------------------------
Douglas C. Gulotty                                                                            0                  *
  Executive Vice President of the Bank
-----------------------------------------------------------------------------------------------------------------------
Joseph E. Sutaris                                                                             0                  *
  Chief Financial Officer and Secretary of the Company;
  Senior Vice President, Chief Financial Officer and Secretary of the Bank
-----------------------------------------------------------------------------------------------------------------------
James M. Salisbury (10)                                                                   1,600                  *
  Vice President and Treasurer of the Company;
  Vice President and Cashier of the Bank
-----------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a Group (9 persons)                           4,028,940              35.94%
-----------------------------------------------------------------------------------------------------------------------

Notes to Principal Owners of Common Stock Table (on previous page):

(1) Under Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, a person is considered a beneficial owner of a security if he / she has or shares voting power or investment power over the security or has the right to acquire beneficial ownership of the security within 60 days from the date of this filing. "Voting Power" is the power to vote or direct the voting of shares. "Investment Power" is the power to dispose or direct the disposition of shares.

(2) There are 11,209,392 shares of the Company's stock issued and outstanding as of the Record Date. An asterick (" * ") means that the percentage held is less than 1%.

(3)   The Bank acts as Trustee for these shares held for certain customers.

(4) Mr. Wright owns 3,432,916 shares through a Florida Intangible Property Trust as of the record date and 684 shares through an investment management account managed by Wilber National Bank's trust department. As of the date of the meeting, Mr. Wright will directly own all shares.

(5) Mr. Moyer owns 26,084 shares directly and 9,600 as a joint tenant. Mr. Moyer's spouse owns 32,960 shares.

(6) Mr. Whittet owns 7,200 shares directly. Mr. Whittet's spouse owns 4,800 shares.

(7) Mr. Wilber owns 102,456 shares personally and 200,000 shares as a fiduciary. Mr. Wilber's spouse owns 97,120 shares as to which he disclaims beneficial ownership.

(8)   Mr. VanDeusen holds his shares jointly with his spouse.

(9) Mr. Devine owns 80,656 shares personally, 3,864 shares through a trust and 4,000 shares as a guardian.

(10)  Mr. Salisbury holds his shares jointly with his spouse.

PROPOSAL I. SIZE OF THE BOARD OF DIRECTORS

      The Company's bylaws provide that the Board of Directors shall consist of not less than five (5) nor more than 25 members, and that the number of directors shall be fixed by the shareholders at the annual meeting. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors, but may not raise or lower the number by more than two (2) between any two (2) successive annual meetings of the shareholders.

      Vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the Board of Directors. Each person so appointed shall be a director until the next annual meeting of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF FIXING THE NUMBER OF BOARD MEMBERS AT SIX (6).

PROPOSAL II. ELECTION OF DIRECTORS

      Our Board of Directors presently has six (6) members and each director is elected for a one year term and until his successor is elected and qualified.

      At this meeting, shareholders will elect six (6) directors, all of whom are current directors of the Company. The Board of Directors has nominated the persons set forth below for election at the meeting as directors. Shareholders elect directors by a plurality of the votes cast, which means that the six (6) nominees with the highest vote totals will be elected. Cumulative voting by shareholders is permitted in the election of directors, which means that a shareholder may cast all of his or her votes (equal to the number of shares owned multiplied by six (6) - the number of director nominees) in favor of any one (1) nominee or two (2) or more nominees.

      Each of the nominees named below has consented to being named in this Proxy Statement and to serve, if elected. If any nominee becomes unavailable for election for any presently unforeseen reason, the Board of Directors, as the holder of your proxy, will have the right to use its discretion to cast your votes for a substitute. The Board of Directors unanimously recommends that you vote in favor of these six (6) nominees.

                                  The Nominees

      We are providing the following information regarding the nominees for election as directors There are no arrangements or understandings by which any director was selected to serve as such. There are no family relationships among directors and executive officers of the Company. Ages are as of the Record Date.

      Brian R. Wright, age 59, is Chairman of the Board of the Company and the Bank. Mr. Wright became a Director of the Bank in 1976 and the Company in 1982. He was elected Chairman of the Bank in 1981 and of the Company in 1982.

      Mr. Wright is Special Counsel to the law firm of Hinman, Howard & Kattell, LLP in Binghamton, New York. In addition, Mr. Wright served as the Assistant District Attorney for Broome County, New York from 1971 to 1973. He is currently a trustee of Hartwick College, Oneonta, New York, and the Oneonta Family Y.M.C.A. He is a past Director of the National Soccer Hall of Fame, Oneonta, New York and serves as a board member of the Lourdes Hospital Foundation in Binghamton, New York and Mayo Trust, White Plains, New York.

      Robert W. Moyer, age 71, has been Vice Chairman of the Company since 1986. Mr. Moyer also served as President and Chief Executive Officer of the Company from 1983 until his retirement in 1997. In addition to his service to the Company, Mr. Moyer held the position of President and Chief Executive Officer of the Bank from 1972 until 1986, and Vice Chairman and Chief Executive Officer of the Bank from 1986 until his retirement in 1997. He served as the Vice Chairman of the Bank from 1997 until his retirement from the Bank's Board in April 2003.

      During his active service with the Company and the Bank, Mr. Moyer served in various capacities with the New York Business Development Corporation, American Bankers Association, New York Bankers Association and the Federal Reserve Bank of New York, including Director and Chairman of the Federal Reserve Bank of New York's audit committee from 1987 to 1989 and Board President of the New York Bankers Association from 1982 to 1983. Mr. Moyer currently serves as a board member or trustee of several local not-for-profit and foundation Boards of Directors.

      David F. Wilber, III, age 60, has been a Director of the Bank since 1970 and of the Company since 1982.

      Since 1982 Mr. Wilber has been a real estate investor and owns several residential and commercial properties within and outside of the Company's primary market area. Mr. Wilber also served on the Oneonta Town and Otsego County Planning Board and is a past commissioner of the New York State Commission on Cable Television. Mr. Wilber also serves on the Boards of several local charitable foundations.

      James F. VanDeusen, age 67, has been a Director of the Bank since 1977 and of the Company since 1982.

      Mr. VanDeusen has served as President of Southern New York Claim Service in Oneonta, New York, a company providing insurance adjustment services since 1962. Mr. VanDeusen is a licensed general insurance adjuster, a current member and past President of the New York State Association of Independent Adjusters. In addition, Mr. VanDeusen serves as the President of the Huntington Memorial Library Board of Trustees, Oneonta, New York.

      Philip J. Devine, age 68, has been a Director of the Bank since 1979 and of the Company since 1982.

      Mr. Devine has been an attorney in private practice since 1965. In addition to his service to the Company and the Bank, Mr. Devine serves as a Director of Seeley's Ceramic Services, Inc., a small manufacturing company, and Seward Sand and Gravel, Inc. Mr. Devine is also a Director of OTSAR Corp., the parent company of the local chapter of the NYSARC, Inc., a private not-for-profit agency providing care services to those individuals with mental and other developmental disabilities.

      Alfred S. Whittet, age 60, has served as President and Chief Executive Officer of the Company and the Bank since 1998. Mr. Whittet, who has been with the Bank since 1972, has held several positions including President and Chief Operating Officer of the Bank from 1986 to 1998, Executive Vice President, Secretary and Vice President. He has been a Director of the Bank since 1986 and of the Company since December 1997.

      Mr. Whittet has served in various capacities with the New York Bankers Association, including Board member and past Chair of the association's group creditors and employee trusts insurance committee. Mr. Whittet is Chairman of the New York Business Development Corporation Regional Loan and Advisory Committee. Mr. Whittet is a past Director and Chairman of the A.O. Fox Memorial Hospital in Oneonta, New York and the Oneonta Family Y.M.C.A. He currently serves as Chairman of the Oneonta Family Y.M.C.A. Board of Trustees and is on the Board of Directors of the A.O. Fox Memorial Hospital Foundation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE FOREGOING SIX (6) NOMINEES.

                    Executive Officers Who Are Not Directors

      The Board of Directors elects executive officers for one year terms and they serve at the pleasure of the Board. Provided below is certain information regarding the executive officers of the Bank who are not directors. Their ages are as of the Record Date.

      Douglas C. Gulotty, age 41, has been employed at the Bank since 1985 and has held the position of Executive Vice President of the Bank since 2000. Previously, Mr. Gulotty served as Senior Vice President - Customer Delivery Division, Vice President - Retail and Commercial Loan Officer.

      Mr. Gulotty is a board member of the New York Bankers Association Service Corp. He also serves as a Trustee for Schenevus Central School, Schenevus, New York and as a Director of the Oneonta Family Y.M.C.A.

      James M. Salisbury, age 62, has been employed with the Bank since 1978 and has been Vice President and Cashier of the Bank since 1979 and Vice President and Treasurer of the Company since 1982.

      Mr. Salisbury is a board member and Treasurer of the Oneonta Rotary Club, a Trustee for the Village of Otego, New York and a board member of the United States regional selective service system. Mr. Salisbury has also served as a board member and President for the Unatego School District, Otego, New York and Hoosic Valley Central School, Schaghticoke, New York. Mr. Salisbury is the past President of the eastern New York Chapter of the Bank Administrative Institute.

      Joseph E. Sutaris, age 36, has been employed with the Bank since 1995 and has been the Chief Financial Officer of the Company and the Bank since 2003, Senior Vice President of the Bank since 2000 and Secretary of the Company and the Bank since 1998. Previously, Mr. Sutaris served as Vice President of Planning and Finance and as Planning and Finance Officer of the Bank.

      Mr. Sutaris serves as a Director of the National Soccer Hall of Fame, Oneonta, New York and is the past Chief Volunteer Officer of the Oneonta Family Y.M.C.A. Mr. Sutaris also serves on the Advisory Board of Meridian Venture Partners II, L.P., Radnor, Pennsylvania, a Small Business Investment Company, in which the Bank is a limited partner.

            Meetings of the Board of Directors and Certain Committees

      Our Board of Directors held 14 meetings in fiscal 2003. The Company's Board of Directors has an Executive, Audit and Compensation Committee. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which they serve. The Board does not presently have a standing nominating committee.

      Our Audit Committee, which met twice in fiscal 2003, consists of directors Moyer (Chair), Wilber and Devine, along with Olon T. Archer who, as Chairman of the Bank's Audit Committee, serves as an ex-officio and non-voting member. The committee functions on matters related to the accounting, bookkeeping and auditing functions of the Company and the Bank and meets periodically with the Company's independent auditors to arrange for the audit of the Company's annual financial statements and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews, approves and supervises the internal auditing procedures and reviews the regulatory examinations of the Bank.

      Our Board of Directors has determined that Robert W. Moyer is an "audit committee financial expert," as that term is defined in Item 401(h) of Regulation S-K of the Security Act of 1933, and is "independent" as defined by the American Stock Exchange(R) ("Amex(R)"), the listing standard applicable to the Company and standards under Rule 10A-3 under the Exchange Act.

      Our Compensation Committee, which met once in fiscal 2003, consists of directors Devine, Moyer, VanDeusen, Wilber and Wright (Chair). The committee functions on matters relating to salaries, incentive compensation and related benefits for the Company's President and Chief Executive Officer. The full Board of Directors of the Bank, which includes all members of the Company's Board of Directors except Mr. Moyer, reviews salary policies and general salary administration for all officers, employees and directors of the Bank.

      Our Acting Nominating Committee. The Board of Directors does not presently have a standing nominating committee. The Executive Committee of the Company's Board acts as a nominating committee for the purpose of identifying, nominating and recruiting directors for election at the shareholders' meeting. This acting nominating committee, which met one time in fiscal 2003, is comprised of directors Wright (Chair), Devine, Moyer, VanDeusen and Wilber. This committee identifies, nominates and recruits directors for election at the shareholders' meetings. This acting committee, which does not currently operate under a charter, meets the independence requirement of the Amex.

      The acting nominating committee (or any standing nominating committee which may hereafter be established) will consider persons recommended by shareholders of record entitled to vote for the election of directors if timely written notice of the intent to make a nomination at a meeting of shareholders is received by the Company in accordance with its bylaws, policies and applicable law. A copy of the Company's bylaws is available to all shareholders of record upon request. Shareholders who wish to suggest qualified candidates should write to: The Wilber Corporation, Attention: Corporate Secretary, 245 Main Street, P.O. Box 430, Oneonta, New York 13820. All recommendations should state, at minimum, the information set forth in this Proxy Statement under the caption "Director Nominations by Shareholders." The information submitted should also describe the nominee's qualifications and an indication of the nominee's willingness to serve, if elected.

      In furtherance of the Company's desire to effectively communicate with its shareholders, its Board of Directors has implemented a process for shareholders to send communications to the Board of Directors. All communication: (i) must be in writing; (ii) should indicate whether it is to be received by the entire Board or to specified individual directors; and (iii) should clearly and concisely state the question or issue. The correspondence should be mailed or delivered to the Secretary of the Company at the Company's address listed above.

                          Report of the Audit Committee

      In fulfillment of the requirements of the SEC, for disclosure in proxy materials relating to the functioning of audit committees, the Company's Audit Committee has prepared the following report for inclusion in this Proxy Statement.

      The Audit Committee is governed by a Charter which specifies, among other things, the scope of its responsibilities and how those responsibilities are to be performed. The Charter is reviewed on an annual basis, and may be modified to reflect recent law changes and regulatory requirements under the Sarbanes-Oxley Act of 2002. A copy of the Charter, as amended, is attached hereto as Attachment
A. In accordance with the rules of the Amex, the listing standard applicable to the Company, the Audit Committee is comprised of the requisite number of members who are "independent" as defined by that listing standard.

      In the performance of its obligations required by the SEC, the Audit Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; (iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standard No.1, as may be modified or supplemented, and has discussed with the auditors the auditors' independence; and (iv) considered the compatibility of non-audit services described below with maintaining auditor independence.

      Based on the above, the Audit Committee recommended to the Company's Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

                                 AUDIT COMMITTEE
                             Robert W. Moyer (Chair)
                                Philip J. Devine
                              David F. Wilber, III
                           Olon T. Archer (ex-officio)

                           Independent Auditors' Fees

      Pre-approval Policies and Procedures. In accordance with rules adopted by the SEC to implement requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee's charter, all audit and audit-related services and all permitted non-audit work performed by the independent auditors, KPMG LLP, must be pre-approved by the Audit Committee, including the proposed fees for such work. The Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved, and is informed of each service actually rendered that was approved through its pre-approval process. In addition, the Audit Committee has considered whether the non-audit services described below, if any, are compatible with maintaining the independence of the external auditors.

      Audit and Non-Audit Fees. The table set forth below presents fees for professional audit and non-audit services provided by the Company's principal external accounting firm, KPMG LLP, for the last two fiscal years. Other miscellaneous audit fees paid to other professional audit firms are not included.

      Type of Service                         Fiscal 2003    Fiscal 2002
      --------------------------------------------------------------------
      Audit Fees (1)                          $  153,840      $  63,000
      Audit Related Fees (2)                       7,900              0
      Tax Fees (3)                                38,965         34,555
      All Other Fees (4)                               0              0
                                              -------------------------
      Total                                   $  200,705      $  97,555
                                              =========================

      (1) These fees include fees for the audit of the financial statements of the Company (including out-of-pocket expenses) for the fiscal years indicated. The base year-end audit fee increased from $63,000 in 2002 to $87,500 in 2003 to include a review of the Company's SEC filings, including Form 10-K. In addition, during 2003 KPMG LLP provided audit services related to the Company's filing of its SEC Form 10 registration statement totaling $39,340, quarterly financial statement reviews totaling $22,500 and other miscellaneous audit matters totaling $4,500.

      (2) During 2003, the Company paid these fees to KPMG LLP in connection with the Company's SEC registration, listing on the Amex and other items.

      (3) Tax fees consist of fees billed for services rendered for Federal and New York State tax return preparation, tax advice, tax planning and other tax compliance services.

      (4) All Other Fees consist of fees for services other than services reported above. There were no Other Fees paid to KPMG LLP during 2003 and 2002.

                                  COMPENSATION

                            Compensation of Directors

      Director Fees. The Company maintains a Board of Directors comprised of six
(6) members. The Bank maintains a separate Board of Directors comprised of twelve (12) members. All of the Company's directors except Mr. Moyer serve on the Bank's Board of Directors. Neither the Company nor Bank Board members receive an annual retainer but receive fees for each Board or Committee meeting they attend. Directors who are full time employees do not receive Board or Committee fees. In fiscal year 2003, non-employee Company directors received $800 per meeting. Non-employee Bank directors currently receive $600 per Board meeting and $200 for each Committee meeting. Company and Bank directors may defer a portion of their fees under a Deferred Compensation Plan established in 2001. Total director fees and other compensation paid in fiscal 2003 to all directors of both the Company and the Bank amounted to $162,600. In addition, each Bank Director receives $25,000 of term life insurance.

      Deferred Fees Plan. A Deferred Fees Plan is available for directors of both the Company and the Bank. This plan allows directors to elect to defer the receipt of their meeting fees to a future date. Deferred fees are credited, together with interest accruing thereon, to a separate liability account. The funds in these accounts are not segregated from the Bank's general assets and participants have no rights against the Bank for any portion of their accounts except as general unsecured creditors. Interest is credited annually at a rate equal to the interest rate for a 5-year $100,000 Certificate of Deposit in effect January 1 of each year. The balance of any account is payable to the director, or to his designated beneficiaries, in a lump sum or in sixty (60) monthly installments, at the election of the director. Payments begin on a date specified by the director or upon his termination as a director of the Bank, whichever is applicable. A total of four (4) directors participated in the deferred fees plan in fiscal 2003.

                         Executive Officer Compensation

      The following table includes information about total compensation and compensatory awards paid in fiscal years 2003, 2002 and 2001, to Mr. Whittet, the President and Chief Executive Officer of the Company and the Bank and each of the three other executive officers whose salary and bonus exceeded $100,000 in fiscal year 2003.

Summary Compensation Table:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Long-Term Compensation
                                         Annual Compensation                             Awards             Payouts
------------------------------------------------------------------------------------------------------------------------------------
            (a)                   (b)        (c)          (d)         (e)           (f)          (g)          (h)            (i)
------------------------------------------------------------------------------------------------------------------------------------
           Name                                                      Other      Restricted   Securities
            and                                                      Annual        Stock     Underlying                   All Other
         Principal                                                  Compen-        Awards      Options/       LTIP         Compen-
         Position                 Year    Salary ($)    Bonus ($)   sation ($)       ($)       SARs (#)    Payouts ($)    sation ($)
------------------------------------------------------------------------------------------------------------------------------------
     Alfred S. Whittet            2003     232,212       60,000         --            0             0            0         140,746
     President & Chief            --------------------------------------------------------------------------------------------------
     Executive Officer            2002     224,721       45,000         --            0             0            0         125,666
                                  --------------------------------------------------------------------------------------------------
                                  2001     212,340       35,000         --            0             0            0               0
------------------------------------------------------------------------------------------------------------------------------------
    Douglas C. Gulotty            2003     144,647       32,900         --            0             0            0               0
 Executive Vice President         --------------------------------------------------------------------------------------------------
        of the Bank               2002     137,164       27,000         --            0             0            0               0
                                  --------------------------------------------------------------------------------------------------
                                  2001     125,202       22,950         --            0             0            0               0
------------------------------------------------------------------------------------------------------------------------------------
     Joseph E. Sutaris            2003     102,707       13,201         --            0             0            0               0
 Chief Financial Officer,         --------------------------------------------------------------------------------------------------
   Senior VP & Secretary          2002      99,444       10,573         --            0             0            0               0
                                  --------------------------------------------------------------------------------------------------
                                  2001      95,742        6,101         --            0             0            0               0
------------------------------------------------------------------------------------------------------------------------------------
   James M. Salisbury             2003     101,784       12,524         --            0             0            0               0
    Vice President &              --------------------------------------------------------------------------------------------------
        Treasurer                 2002      98,576       10,450         --            0             0            0               0
                                  --------------------------------------------------------------------------------------------------
                                  2001      96,665        8,308         --            0             0            0               0
------------------------------------------------------------------------------------------------------------------------------------

Notes to Summary Compensation Table (note references to columns):

(c) Salary is base salary, including amounts that are deferred under the Bank's deferred compensation plan and the imputed value of life insurance benefits over $50,000.

(d) Bonuses include incentive payments made to executive officers for attaining certain performance measures. Mr. Whittet's bonus is determined annually by the Company's Compensation Committee comprised of independent directors. The remaining executive officers' bonuses are determined annually by the Chief Executive Officer based upon performance measures approved by the Company's Board of Directors. All of the executive officers, at their election, may defer all or a portion of their annual bonus into the Bank's executive officer deferred compensation plan. The amounts presented include amounts deferred.

(e) None of the named executive officers received additional benefits or perquisites totaling more than 10% of his salary and bonus.

(f), (g), (h) The Company does not provide any long-term incentive plans for its executive officers.

(i) During 2002 the Bank's Board of Directors granted Mr. Whittet a Supplemental Executive Retirement Plan ("SERP") benefit. The amount provided in column (i) represents the amount accrued during 2002 and 2003 for this benefit. Additional details regarding the SERP are provided below.

             Employment Agreements and Change in Control Agreements

      The employment of Mr. Whittet is governed by an Employment Agreement with the Bank, which became effective on January 1, 1998 and is for an indefinite term. Under the agreement, Mr. Whittet is paid an annual base salary set by the Compensation Committee of the Company. In addition, Mr. Whittet is entitled to receive an annual incentive bonus provided that performance objectives established by the Board of Directors are satisfied. The agreement provides for certain other benefits, including participation in all executive plans and arrangements and an automobile allowance.

      Mr. Whittet also entered into a Severance Compensation Agreement with the Company, which became effective on January 1, 1998 and will terminate on April 21, 2005, Mr. Whittet's 62nd birthday. Under the agreement, Mr. Whittet is entitled to receive a severance amount equal to three (3) times the average of his aggregate annual compensation, in the event his employment is terminated following a change in control of the Company or the Bank for reasons other than disability, retirement, or cause. The aggregate annual compensation is determined by summing Mr. Whittet's federally taxable wages, deferred salary and deferred bonuses for the three (3) year period prior to the change in control and dividing the sum by three. Based on this formula, Mr. Whittet would have been entitled to a severance amount of $799,984 if a change in control event had occurred on December 31, 2003.

      Mr. Gulotty, Mr. Sutaris and Mr. Salisbury entered into Retention Bonus Agreements with the Bank, which became effective on September 15, 1999 and will terminate on September 30, 2004, unless otherwise extended under the terms of the agreement. The agreements provide Mr. Gulotty, Mr. Sutaris and Mr. Salisbury with one-time lump sum bonus amounts, equal to 200%, 150% and 75%, respectively, of their current annual salary, if they are employed in their current capacity in the event of a change in control of the Company or the Bank. If a change in control had occurred on December 31, 2003, Mr. Gulotty would have been entitled to a bonus amount of approximately $288,900; Mr. Sutaris, $153,825 and Mr. Salisbury, $75,825.

      In each of the foregoing agreements, "change in control" is generally defined to mean: (i) a transaction where a consolidation or merger occurs of either the Company or the Bank and neither is the surviving corporation; (ii) a transaction where the common shares of either the Company or the Bank are exchanged for cash, securities or other property; (iii) a transaction involving the sale, lease or exchange of all, or substantially all, of the assets of the Company or the Bank; (iv) a transaction where the shareholders of the Company approve a plan of liquidation; or (v) a transaction where any person other than the Company becomes the beneficial owner of 50% or more of the Bank's outstanding stock.

                                  Benefit Plans

      Defined Benefit Retirement Plans. The Bank has a non-contributory defined benefit retirement plan through the New York State Bankers Retirement System. This plan covers all employees of the Bank age 21 years, and less than 65 years, with more than one year of service who complete 1,000 or more hours of service during the year. Benefits are based on the number of years of service and salary at retirement. An employee becomes fully vested in the plan after five years of service.

      At fiscal year-end 2003, Mr. Whittet had 31 years of credit service; Mr. Gulotty, 18 years; Mr. Sutaris, 8 years and Mr. Salisbury, 25 years.

      The following table shows the estimated annual benefits payable at the individual's normal retirement age (65) under the pension plans of the Bank based on specific compensation and years of service classifications.

Pension Plan Table:

                                        Approximate Annual Retirement Benefit

                                              Years of Credited Service (1)
   Average Final    ---------------------------------------------------------------------------------
   Compensation        10           15          20         25          30           35          40
  ---------------------------------------------------------------------------------------------------
    $ 50,000        $ 7,844      $11,767      15,689     18,361      21,033       23,705       26,205
      75,000        $12,844      $19,267      25,689     30,236      34,783       39,330       43,080
     100,000        $17,844      $26,767      35,689     42,111      48,533       54,955       59,955
     125,000        $22,844      $34,267      45,689     53,986      62,283       70,580       76,830
     150,000        $27,844      $41,767      55,689     65,861      76,033       86,205       93,705
     175,000        $32,844      $49,267      65,689     77,736      89,783      101,830      110,580
     200,000        $37,844      $56,767      75,689     89,611     103,533      117,455      127,455
     225,000        $37,844      $56,767      75,689     89,611     103,533      117,455      127,455
     250,000        $37,844      $56,767      75,689     89,611     103,533      117,455      127,455
     300,000        $37,844      $56,767      75,689     89,611     103,533      117,455      127,455
     400,000        $37,844      $56,767      75,689     89,611     103,533      117,455      127,455

      Supplemental Executive Retirement Plan ("SERP"). In December 2002, the Bank entered into Supplemental Executive Retirement Plan Agreements with Mr. Whittet and Mr. Moyer. The SERP agreements provide both Mr. Whittet and Mr. Moyer with supplemental retirement benefits in addition to defined benefit pension plan benefits.

      Mr. Whittet's agreement provides him with a $50,000 annual supplemental retirement benefit for life if he maintains continuous employment with the Bank and retires on or after January 1, 2006. The vesting schedule for Mr. Whittet's SERP benefit is as follows:

SERP Benefit Vesting Table:

       --------------------------------------------------------------------------------------
                                                          Vested                  Annual
                   Date of Retirement                   Percentage         Retirement Benefit
       --------------------------------------------------------------------------------------
       On or prior to December 31, 2003                     25%                  $12,500
       --------------------------------------------------------------------------------------
       January 1, 2004 through December 31, 2004            50%                  $25,000
       --------------------------------------------------------------------------------------
       January 1, 2005 through December 31, 2005            75%                  $37,500
       --------------------------------------------------------------------------------------
       On or after January 1, 2006                         100%                  $50,000
       --------------------------------------------------------------------------------------

      In the event Mr. Whittet's employment is voluntarily or involuntarily terminated prior to January 1, 2006 due to a change in control/ownership, (as defined within the SERP agreement), Mr. Whittet will receive $50,000 of benefits annually. If Mr. Whittet's employment is involuntarily terminated prior to retirement for reasons other than cause, he will receive 84% of the fully vested benefit or $42,000 per year. The SERP agreement with Mr. Whittet also provides a 50% survivor benefit for his spouse should he pre-decease her. If Mr. Whittet dies prior to retirement, a benefit equal to $21,000 multiplied by the vested percentage at the time of death will be paid to his spouse annually until her death.

      Mr. Moyer's agreement provides him with a $47,050 annual supplemental retirement benefit for life. Mr. Moyer's SERP agreement was fully vested (100%) at inception. Mr. Moyer's SERP agreement provides a 50% survivor benefit for his spouse should he pre-decease her.

      Executive Officer Deferred Compensation Plan. The Executive Officers of the Company may elect to defer a portion of their annual bonus under a Deferred Compensation Plan established in 1985 and amended in 1999. Mr. Whittet may also defer a portion of his salary under the plan. The eligible securities under the plan include: (i) U.S. Government debt obligations or (ii) equities and debt instruments, including mutual funds, used as investments by the Trust Department of the Bank. Additionally, participants may elect to index their deferred amounts to the financial performance of the Company's common stock ("phantom stock"). The benefit provided to the participants is the ability to defer payment of the elected salary and bonus amounts for Federal and State income taxes purposes, as well as the ability to defer payment of taxes on capital appreciation and income earned on the "phantom stock" or underlying investments purchased for their account until time of withdrawal. The plan vests immediately and is not tied to long-term performance goals. The Company does not provide a matching benefit for participants. The participant's account is not held by the Company in trust, escrow or similar fiduciary capacity. Accordingly, neither the participant nor the participant's legal representative shall have any right against the Company with respect to any portion of the account, except as a general unsecured creditor. The participants may withdraw funds upon the termination of their employment, retirement or in the event of financial hardship. The participants may make withdrawals from their deferred compensation upon retirement or termination in (i) a lump sum not later than 90-days after termination or (ii) in monthly installments for a designated number of months not to exceed 60 months, or any combination of the foregoing options.

      Split-Dollar Life Insurance Plan. The Company provides a split-dollar life insurance plan for its senior officers. Currently, 15 senior officers of the Company and the Bank participate in the split-dollar life insurance plan, including all of the executive officers listed in the Summary Compensation Plan table above. Mr. Moyer, retired Chief Executive Officer and current Vice Chairman of the Company, also participates in the plan due to his previous employment with the Company. The plan provides each participant a life insurance benefit during his or her employment with the Bank, a post-retirement benefit, as well as other benefits in the event of disability, change of control, resignation and termination. Eligibility is determined at the sole discretion of the Company's Compensation Committee. The vested benefits are different for participants with less than five years of continuous service as a senior officer, as compared to participants with five or more years of continuous service as a senior officer. All of the Executive Officers listed in the summary compensation table above have five or more years of continuous service as a senior officer of the Company.

      During employment, the split-dollar life insurance plan provides each participant's named beneficiary with a fully-vested death benefit equaling four
(4) times the participant's most recent base salary (the same benefit as provided to the Bank's eligible full-time employees under the group term life insurance plan).

Mr. Moyer's and Mr. Whittet's agreements are subject to a maximum death benefit of $700,000. The remaining participants are subject to a maximum death benefit of $500,000.

             Compensation Committee Report on Executive Compensation

      Overview and Philosophy. The Board of Directors of the Company has established a Compensation Committee, which determines the annual compensation of the Chief Executive Officer. The Compensation Committee also structures and monitors all contracts with executive officers, which include employment-related agreements with Messrs. Whittet, Gulotty, Sutaris and Salisbury.

      The Compensation Committee gathers comparative compensation data from independent sources, including the Independent Bankers Association of New York and the Webber Survey, and has attempted to develop a strategy which links pay to performance. The objectives of the Company's executive compensation program are to:

      o     Support the achievement of desired goals of the Company.

      o Provide compensation that will attract and retain superior talent and reward performance.

      o Align the Chief Executive Officer's interests with those of shareholders by placing a significant portion of pay at risk with payout dependent upon corporate performance, both on a short-term and long-term basis.

      Compensation Matters in 2003. During 2003 the Compensation Committee increased the level of base salary of the Chief Executive Officer. The increase in base salary was based upon an analysis of compensation levels for management performing similar functions at other banking companies of similar size and operations.

      An annual cash bonus was paid to the Chief Executive Officer for the year 2003, based upon the Compensation Committee's qualitative assessment of the individual's performance and that of the Company, rather than any discrete performance measures.

      Chief Executive Officer Compensation Program. The Company's Chief Executive Officer compensation program is comprised of base salary, annual cash incentive compensation, and various benefits, such as the SERP and his employment-related agreements. The base salary level for the Company's Chief Executive Officer is set relative to companies in the banking industry of similar size and complexity of operations, as described above. In determining the base salary, the Compensation Committee also takes into account individual experience and performance, the Company's performance and specific issues particular to the Company. The Company also provides direct financial incentives to achieve the Company's annual goals in the form of an annual cash bonus.

                                   THE COMPENSATION COMMITTEE

                                       Brian R. Wright
                                       David F. Wilber III
                                       James F. VanDeusen
                                       Philip J. Devine
                                       Robert W. Moyer

      Compensation Committee Interlocks and Insider Participation in Compensation Decisions. The Compensation Committee of the Company consists of directors Wright, Wilber, VanDeusen, Devine and Moyer. None of these individuals is or has been an officer of the Company or the Bank, except for Mr. Moyer, who did not participate in the Committee's deliberations on Mr. Whittet's 2003 compensation.

      Transactions with Directors and Officers. Directors and executive officers of the Company and their associates were customers of, or had transactions with, the Company or the Bank or other subsidiaries in the ordinary course of business during 2003. Additional transactions may be expected to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features.

      Brian R. Wright, who is the chairman of the Board of Directors, is serving as Special Counsel to the law firm of Hinman, Howard & Kattell, LLP. During fiscal 2003, the Bank made payments to this firm for legal services in the amount of $143,001.

      Each of these transactions and relationships was entered into on an arm's length basis. Management of the Company believes that all amounts paid by the Company or the Bank in those transactions have been at competitive rates or prices.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

      Shareholder Return Performance Graph. The following line graph presentation compares the five-year cumulative total shareholder return on the Company's common stock against the cumulative total return of the Standard & Poor's 500 Index and the Standard and Poor's Financial Index. The graph assumes that $100 was invested on January 1, 1999 and includes both price change and reinvestment of cash dividends. Graph points are as of December 31 of each year. During the periods presented the common stock of The Wilber Corporation was inactively traded on Nasdaq's Over-the-Counter Bulletin Board market. The cumulative return provided for The Wilber Corporation Stock was calculated using the December 31st closing prices for the common stock as reported on the Over-the-Counter Bulletin Board Market.

                              [LINE GRAPH OMITTED]

                          1998      1999      2000      2001      2002      2003

S&P 500                   $100      $121      $112      $100      $ 78      $107
S&P Financial             $100      $104      $129      $121      $105      $136
Wilber Corp.              $100      $ 86      $ 76      $ 79      $112      $145

             Section 16(a) Beneficial Ownership Reporting Compliance

      The Company became a reporting company with the SEC in February, 2004.
Section 16(a) of the Exchange Act requires the Company's directors, executive officers (and one executive officer of the Bank), and persons who beneficially own more than 10% of any class of the Company's equity securities to file with the SEC, initial reports of ownership within ten days after the reporting event, and reports of changes in ownership of the Company's common stock generally by the second business day following the transaction. There were no reports required to be furnished to the SEC during fiscal year 2003 under Section 16(a).

PROPOSAL III. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Company's Board of Directors appointed KPMG LLP as independent auditors to audit the books of the Company and the Bank for the fiscal year ending December 31, 2004, subject to ratification by the shareholders at the meeting. KPMG LLP has been regularly employed by the Bank for the last five years.

      A representative of KPMG LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she wishes to do so. We also expect that the representative will be available to answer appropriate questions from shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, the Board of Directors does not know of any matter other than as indicated above that will come before the meeting. In the event that any other matter properly comes before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment on such matters.

                                     GENERAL

      We are distributing our Annual Report for fiscal year 2003 with this Proxy Statement to shareholders of record on the Record Date. The Annual Report is not part of the proxy solicitation material.

      If you submit a properly completed proxy sheet to the Company on the form distributed with this Proxy Statement, it will be voted if received before the voting is closed at the meeting. The proxy will be voted in the manner directed on the proxy sheet. If the proxy sheet is signed and returned but no directions are given, the proxy will be voted "FOR" the fixing of the number of directors at six (6), all the director nominees, and the ratification of the appointment of the independent auditors.

      The cost of this Proxy Statement and the related proxy solicitation will be borne by the Company. In addition, directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by other means without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's capital stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this Proxy Statement and accompanying Notice of Annual Meeting and the form of proxy sheet to the beneficial owners of such shares.

          SHAREHOLDER PROPOSALS AT THE ANNUAL MEETING IN THE YEAR 2005

      The Company's Board of Directors will establish the date for the 2005 Annual Meeting of Shareholders. In order for a shareholder to be entitled, under the regulations of the SEC, to have a shareholder proposal included in the Company's Proxy Statement for the 2005 meeting, the proposal must be received by the Company at its principal executive offices, 245 Main Street, P.O. Box 430, Oneonta, New York, Attention: Joseph E. Sutaris, Corporate Secretary, at least 120 days in advance of the date in the year 2005 which corresponds to the date in the year 2004 when we first release this Proxy Statement to shareholders. The shareholder must also satisfy the other requirements of SEC Rule 14a-8. Note that this filing requirement is separate from the notice requirements described in this Proxy Statement regarding the advance notice that is required before a shareholder is permitted to offer a proposal for a vote at any shareholders' meeting.

If additional copies of the 2003 Proxy Statement and Annual Report on Form 10-K are needed, please send a written request to Joseph E. Sutaris, Corporate Secretary, at our address stated above. It may also be obtained through the Bank's website at www.wilberbank.com. The Form 10-K report is not a part of the proxy solicitation materials.

                   PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW.

                                            By Order of the Board of Directors


                                            /s/ Joseph E. Sutaris

                                            Joseph E. Sutaris
                                            Secretary

Oneonta, New York
March 26, 2004

                                                                    Attachment A

                             THE WILBER CORPORATION

                (including Wilber National Bank and subsidiaries)

                               Board of Directors

                             Audit Committee Charter

I. PURPOSE AND OVERALL RESPONSIBILITIES

      The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of The Wilber Corporation (the "Company") is to assist the Board in fulfilling its oversight responsibilities by reviewing: (i) the periodic financial reports and other financial information provided by the Company to regulatory or governmental bodies, including the Securities and Exchange Commission ("SEC") or to the public; (ii) the Company's system of internal controls that management and the Board have established; and (iii) the Company's auditing, accounting and financial reporting processes (both internal and external) generally. In addition, the Committee provides an avenue for communication between internal audit, the Company's independent auditors, financial management, and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee, as representatives of the Company's shareholders. The Committee will make regular reports to the Board concerning its activities. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

      The Committee shall operate pursuant to a written charter setting forth its duties and responsibilities and this Charter shall be reviewed for adequacy, modified as necessary, and approved by the full Board of Directors annually. The Committee shall assess the effectiveness of the Charter periodically and include it as an appendix to its annual proxy statement at least once every three years in accordance with SEC rules.

II. COMPOSITION AND BACKGROUND

      The size of the Committee shall be appropriate to the organization but no less than three nor more than seven outside directors.

      The Committee shall be appointed by the Board of Directors of the Company, and be composed of outside directors who are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement (i.e., be financially literate). At least one member shall be an "audit committee financial expert" as such term is defined by applicable rules of the SEC and the American Stock Exchange ("AMEX"), the listing standard applicable to the Company.

      Each member of the Committee shall satisfy the applicable independence requirements for serving on the Committee as set forth in the applicable AMEX rules and in the rules adopted by the SEC pursuant to Section 301 of the Sarbanes-Oxley Act of 2002 (the "SOX Act"), as codified in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, no member of the Committee shall concurrently serve in the control, oversight, or management of fiduciary activities of the subsidiary or receive any compensation for services provided to the Bank, excluding director fees that would interfere with his or her independence.

      The members of the Committee shall be provided sufficient background information and training to effectively meet their responsibilities.

III. MEETINGS

      The Committee shall meet at least quarterly, or more frequently as it may deem necessary. Meeting agenda and supporting materials shall be distributed in advance whenever possible to allow members to appropriately prepare for committee meetings. The Committee shall report its activities at least quarterly to the full Board.

IV. SPECIFIC DUTIES

      In carrying out its functions:

      1. The Committee shall review with management the Company's process of assessing the risk of materially misstating the financial statements, intentionally or unintentionally.

      2. The Committee shall be responsible for appointing, evaluating, retaining and, when necessary, terminating and replacing the independent auditors.

      3. The Committee shall review and concur in the appointment, performance evaluation, compensation, replacement, and reassignment or dismissal of the director of internal auditing. It shall also approve the compensation, and provide oversight, of the internal auditors.

      4. The Committee shall review and evaluate the lead partner of the independent auditors' team. To the extent required by law, the Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit, the audit partner responsible for reviewing the audit and other members of the audit engagement team.

      5. The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimum exceptions for non-audit services described in Section 10(A)(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. All audit and non-audit services provided by the independent auditor shall be disclosed in the annual proxy statement. Pre-approval of all auditing services and permitted non-audit services shall be in accordance with the Committee's pre-approval policy, as may be amended or modified from time to time by the Committee.

      6. The Committee shall periodically review the fees and evaluate the qualifications and performance of the independent auditor with management, including any potential conflicts of interest that may exist between the Company and the independent auditor. The Committee is charged with resolving disagreements between management and the outside auditor regarding financial reporting. The Committee shall also be apprised of the extent other independent accounting firms are used and understand the rationale for using them. The Committee shall review the tasks assigned to the independent auditors, including relationships with the Company, to ensure the independence of the auditor is protected. The Committee shall obtain from the outside auditor a formal written statement consistent with Independence Standards Board Standard No. 1 disclosing all of its relationships with, and services provided to, the Company or its affiliates. The Committee will discuss such relationships with the independent auditor and take all appropriate actions when necessary.

      7. The Committee shall review with both the internal auditor and the independent auditors their scope of audit, risk assessment methods, ability to detect fraud or weaknesses in control, and their evaluation of the Company's internal control systems. The Committee shall review and approve the internal audit plan and subsequent changes to the plan. The Committee shall review the internal audit staffing quality and budget to satisfy itself that internal auditing is adequate to support the internal audit function. The Committee shall ascertain whether the independent auditor and the internal audit function are efficiently coordinating and are performing their audit and risk management duties in accordance with the standards of professional practice.

      8. The Committee shall make inquiries and receive information from the independent auditor regarding appropriateness of accounting principles followed by the Company, changes in accounting principles and the reason for changes not mandated by the appropriate regulator and the impact of such changes on the financial statements.

      9. The Committee shall inquire and receive from management, the independent auditor and the internal audit department periodic reports of any significant accounting issues and how they were resolved.

      10. As required by the Sarbanes-Oxley Act of 2002, the Committee shall review deficiencies, if any, identified by management in the design and operation of internal controls which may be referred to in the certifications of the Chief Executive Officer and Chief Financial Officer.

      11. The Committee shall be advised whenever management seeks a second opinion on a significant accounting issue within 90 days of such action.

      12. The Committee shall obtain full information from management about any significant accruals, reserves or charges against reserves that would have a material impact on the financial statements.

      13. The Committee shall have a predetermined arrangement with the independent auditor that they will advise the Committee, through its Chair and management of the Company, of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with audit committees is to be made prior to the related press release or, if not practicable, prior to filing the related Form 10-Q.

      14. At the completion of the annual audit, review the following with management and the independent auditor:

                  o The annual financial statements, related notes, and financial information and management's discussion and analysis to be included in the Company's annual report to shareholders on Form 10-K.

                  o The annual financial statements, related notes, and financial information and management's discussion and analysis to be included in the Company's annual report to shareholders on Form 10-K.

                  o Results of the audit of the financial statements and the related notes thereon and, if material, changes during the year in accounting principles and their application.

                  o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit; inquire about the cooperation of management received by the independent auditors during their audit, including access to all requested records, data, and information; inquire of the independent auditors whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

                  o Prior to filing the Company's annual report with the SEC, review with the independent auditor: (i) critical accounting and financial reporting policies and practices used by the Company; (ii) alternative treatments of financial information as permitted by Generally Accepted Accounting Principles ("GAAP") that have been discussed with the management of the Company, including the ramifications of such alternative treatments and the proper disclosure thereof, as well as any treatment of such financial information that may have been preferred by the independent auditors; and
                        (iii) other material communications between the independent auditors and management.

                  o Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards ("SAS") 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive communication provided by the independent auditors concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning uncorrected audit adjustments.

                  o Provide a report in the Company's annual proxy statement that includes the Committee's review and discussion of matters with management and the independent auditors.

      15. The Committee shall establish and follow procedures for the receipt and handling of complaints received from customers, shareholders, employees, and other individuals regarding accounting, internal accounting control and auditing matters. The procedures, which may be amended from time to time, are included as Appendix A hereto.

      16. The general policy of the Company is not to hire employees or former employees of the independent auditors who participated in any capacity in the audit of the Company in the prior two fiscal years, if such hiring would negatively impact the independence of the independent auditors. Any hiring of an employee or former employee of the Company's independent auditors who participated in any capacity in the audit of the Company in the prior two fiscal years will be required to be approved by the Audit Committee, and will be handled in accordance with the limitations set forth by the applicable laws and regulations.

      17. The Committee shall be permitted to engage independent general or outside counsel and other advisors and to meet with them when appropriate to discuss legal issues that may have a significant impact on the financial statements.

      18. The Committee shall meet privately with the independent auditor and the director of internal auditing to preserve its and their independence. The Committee shall instruct both the independent auditor and the director of internal auditing to report any areas that require special attention.

      19. The Committee shall encourage the CEO's and senior management's active participation in committee meetings with the exclusion of executive sessions. The Committee shall meet privately at least annually with the CEO and senior management.

      20. The Committee shall perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board of Directors may deem necessary or appropriate.

                                                                      Appendix A

                CONCERNS REGARDING AUDITING OR ACCOUNTING MATTERS

Employee Concerns

      As required by the Sarbanes-Oxley Act of 2002, employees of a corporation with publicly traded stock must be able to voice concerns regarding the auditing or accounting matters of the company. If an employee observes material irregularities or misstatements in the Wilber Corporation and its affiliate's financial accounting or auditing process, a confidential anonymous claim should be filed with the Chairperson of the Board of Directors' Audit Committee. A sealed envelope addressed to the Chairperson of the Audit Committee may be delivered to:

            Mr. Olon T. Archer
            Chairman, Audit and Risk Management Committee - Wilber National Bank c/o Archer Enterprises Inc.
            P.O. Box 775
            Oneonta, NY 13820

                    or

            Mr. Robert W. Moyer
            Chairman, Audit Committee - The Wilber Corporation
            c/o 133 Balford Drive
            Oneonta, NY 13820

                    or

the Bank's Internal Audit Department or Compliance Officer. The sealed envelope will be delivered intact to the Chairman for evaluation.

Public Concerns

      Employees must be aware of complaints received from customers, shareholders and other individuals regarding material accounting, internal accounting controls and auditing matters of The Wilber Corporation and its affiliates. Complaints may be received in person or in writing. It is extremely important that a complaint of this nature be immediately brought to the attention of the Chairman of the Directors' Audit Committee. Accept written concerns and complaints and immediately forward to the Internal Audit Department or Compliance Officer for delivery to the Chairman. Verbal complaints should be committed to writing either by the complainant or the employee and delivered as previously instructed to the Chairman of the Audit Committee.

      Anonymous complaints from employees will be handled in the same manner; however, no response will be sent. Instead, a file will be maintained by the Internal Audit Department for the purpose of documenting resolution to each complaint. The file will be made available for employee review.

                       This page intentionally left blank

25

                                       REVOCABLE PROXY
THE WILBER CORPORATION

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

The undersigned hereby appoints the Board of Directors of The Wilber Corporation, or their successors in office, Proxies, with full power of substitution, to represent and vote all the shares of common stock of The Wilber Corporation held of record by the undersigned on March 12, 2004 at the annual meeting of shareholders to be held on April 24, 2004 at 10:30 a.m. at the National Soccer Hall of Fame, 18 Stadium Circle, Oneonta, New York, upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote or refrain from voting as marked hereon upon the matters listed herein, and otherwise in their discretion.

Please be sure to sign and date this Proxy in the box below.

-----------------------------------
Date

-----------------------------------
Date

-----------------------------------
Co-holder (if any) sign above

1. Fixing the number of directors to be elected at six (6)

         For      Against     Abstain
         [_]        [_]         [_]
2. Election of Directors

         For All       Withhold         For
         Evenly       Authority       Unevenly
          [_]            [_]            [_]

Brian R. Wright _____      David F. Wilber III _____
Alfred S. Whittet _____    James F. VanDeusen _____
Robert W. Moyer _____      Philip J. Devine _____


Voting Instructions: Cumulative voting is allowed for the election of directors. Your total number of cumulative votes is equal to the number of shares you own multiplied by the number of director nominees (6). For example, a shareholder who owns 100 shares will hold 600 cumulative votes. You may divide your cumulative votes in any manner you choose. This means that you can cast all votes for any one nominee or you may divide your votes evenly or unevenly among as many of the nominees as you choose. To cast your votes evenly for all nominees, simply mark the "For All Evenly" box above with an X. To cast your votes unevenly amongst the nominees or to vote for less then all of the nominees, mark the "For Unevenly" box above with an X and write in the number of votes to be cast for each nominee on the line following each nominee's name.
Note: not voting for a nominee is equivalent to voting against the nominee. To withhold your authority to vote for all nominees mark the "Withhold Authority" box above with an X.

3. Ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ended December 31, 2004.

         For      Against    Abstain
         [_]        [_]        [_]


If you plan to attend the Annual Meeting, please check here. This will enable us to effectively prepare the Company's office for the meeting.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.
PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

THE WILBER CORPORATION

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT AND DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE ACT PROMPTLY - SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


----------------------------------------

----------------------------------------

----------------------------------------